Exhibit 99.3
Amber Road, Inc. and ecVision (International) Inc.
Unaudited Pro forma Combined Financial Information
On March 2, 2015, we entered into and completed the acquisition of ecVision (International) Inc. (ecVision), a Cayman Islands company with U.S., Hong Kong and China subsidiaries (the “Acquisition”).
The unaudited pro forma condensed combined balance sheet as of September 30, 2014 is derived from our unaudited consolidated balance sheet and the unaudited consolidated balance sheet of ecVision, in each case as of September 30, 2014.
The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013 is derived from our audited consolidated statement of operations for the year ended December 31, 2013 and the audited consolidated statement of operations of ecVision for the fiscal year ended March 31, 2014.
The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2014 is derived from our unaudited consolidated statement of operations for the nine months ended September 30, 2014 and the unaudited consolidated statement of operations of ecVision for the nine months ended September 30, 2014.
The unaudited pro forma condensed combined financial statements presented herein have been prepared pursuant to the requirements of Article 11 of Regulation S-X to give effect to the completed Acquisition, which has been accounted for as a purchase business combination in accordance with ASC 805, “Business Combinations.” The assumptions, estimates, and adjustments reflected herein have been made solely for purposes of developing the unaudited pro forma condensed combined financial statements and are based upon available information and certain assumptions that we believe are reasonable. The related purchase accounting should be considered preliminary.
The unaudited pro forma condensed combined balance sheets presented herein have been prepared as if the Acquisition, which was completed on March 2, 2015, had been completed as of September 30, 2014, the end of our third quarter of 2014. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2013 have been prepared as if the Acquisition was completed on January 1, 2013, the first day of our 2013 fiscal year. The unaudited pro forma condensed combined statements of operations for the nine month period ended September 30, 2014 have been prepared as if the Acquisition was completed on January 1, 2013, the first day of our 2013 fiscal year.
The unaudited pro forma condensed combined financial statements presented herein should be read in conjunction with (1) our audited consolidated financial statements and related notes for the year ended December 31, 2013 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our prospectus dated March 20, 2014, filed with the Securities and Exchange Commission on March 24, 2014 pursuant to Rule 424(b)(4) under the Securities Act of 1933 (File No. 333-193858) (2) our unaudited consolidated financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2014, (3) the audited consolidated financial statements and related notes of ecVision as of and for the year ended March 31, 2014 and (4) the unaudited condensed consolidated financial statements and related notes of ecVision as of December 31, 2014 and for the nine months ended December 31, 2013 and 2014.
The unaudited pro forma condensed combined financial statements presented herein are provided for informational purposes only. They do not purport to represent our consolidated financial position that would have existed or our consolidated results of operations that would have been obtained had the Acquisition been completed as of the date or for the periods presented, or of the financial position that may exist or results of operations that may be obtained in the future.

AMBER ROAD, INC. AND SUBSIDIARIES
Pro Forma Condensed Combined Balance Sheets
As of September 30, 2014

	Historical		Pro Forma
	Amber Road	ecVision	Adjustments		Combined
Assets
Current assets:
Cash and cash equivalents	$40,572,930	$3,562,657	$(7,242,478)	(a)	$36,893,109
Accounts receivable, net	12,727,913	1,648,108	—		14,376,021
Unbilled receivables	258,195	—	—		258,195
Deferred commissions	3,128,933	—	—		3,128,933
Prepaid expenses and other current assets	1,673,601	321,735	—		1,995,336
Total current assets	58,361,572	5,532,500	(7,242,478)		56,651,594
Property and equipment, net	13,069,412	638,867	—		13,708,279
Goodwill	24,476,157	—	15,731,169	(b)	40,207,326
Other intangibles, net	1,058,903	—	10,755,000	(c)	11,813,903
Deferred commissions	6,538,518	—	—		6,538,518
Deposits and other assets	1,127,151	—	158,854	(d)	1,286,005
Total assets	$104,631,713	$6,171,367	$19,402,545		$130,205,625

Liabilities, Preferred Stock and Total Stockholders' Equity
Current liabilities:
Current installments of obligations under capital leases	$1,293,314	$4,954	$—		$1,298,268
Accounts payable	883,874	—	—		883,874
Accrued expenses	6,655,256	448,739	731,483	(e)	7,835,478
Deferred revenue	25,438,165	1,625,138	(1,584,859)	(f)	25,478,444
Total current liabilities	34,270,609	2,078,831	(853,376)		35,496,064
Term loan, net of discount	—	—	19,975,000	(g)	19,975,000
Capital lease obligations, less current portion	2,224,363	13,210	—		2,237,573
Deferred revenue, less current portion	1,639,421	—	—		1,639,421
Other non-current liabilities	2,311,531	—	2,251,000	(h)	4,562,531
Total liabilities	40,445,924	2,092,041	21,372,624		63,910,589

Commitments and contingencies

Series B redeemable convertible preferred stock	—	58,195,957	(58,195,957)	(j)	—

Total stockholders' equity	64,185,789	(54,116,631)	56,225,878	(j)	66,295,036
Total liabilities, preferred stock and stockholders' equity	$104,631,713	$6,171,367	$19,402,545		$130,205,625

AMBER ROAD, INC. AND SUBSIDIARIES
Pro Forma Condensed Combined Statement of Operations

	Historical		Pro Forma
	Amber Road For the year ended December 31, 2013	ecVision For the fiscal year ended March 31, 2014	Adjustments		Combined
Revenue:
Subscription	$38,866,989	$6,139,166	$—		$45,006,155
Professional services	13,660,000	6,317,375	—		19,977,375
Total revenue	52,526,989	12,456,541	—		64,983,530

Cost of revenue:
Cost of subscription revenue	12,747,971	912,425	—		13,660,396
Cost of professional services revenue	9,498,225	2,321,761	—		11,819,986
Total cost of revenue	22,246,196	3,234,186	—		25,480,382
Gross profit	30,280,793	9,222,355	—		39,503,148

Operating expenses:
Sales and marketing	16,246,583	2,312,298	—		18,558,881
Research and development	7,935,614	2,024,181	—		9,959,795
General and administrative	10,468,776	3,433,548	4,285,566	(c)(e)(i)	18,187,890
Restricted stock expense	9,327,594	—	—		9,327,594
Total operating expenses	43,978,567	7,770,027	4,285,566		56,034,160
Loss from operations	(13,697,774)	1,452,328	(4,285,566)		(16,531,012)
Interest income	18,432	29,248	—		47,680
Interest expense	(168,810)	—	(742,969)	(g)	(911,779)
Loss before income taxes	(13,848,152)	1,481,576	(5,028,535)		(17,395,111)
Income tax expense	549,718	—	—		549,718
Net loss	$(14,397,870)	$1,481,576	$(5,028,535)		$(17,944,829)
Accretion of redeemable convertible preferred stock	(4,849,607)				(4,849,607)
Net loss attributable to common stockholders	$(19,247,477)				$(22,794,436)

Net loss per common share:
Basic and diluted	$(5.11)				$(6.06)
Weighted-average common shares outstanding:
Basic and diluted	3,763,562				3,763,562

AMBER ROAD, INC. AND SUBSIDIARIES
Pro Forma Condensed Combined Statement of Operations
For the Nine Months ended September 30, 2014

	Historical		Pro Forma
	Amber Road	ecVision	Adjustments		Combined
Revenue:
Subscription	$32,582,297	4,038,014	—		$36,620,311
Professional services	14,638,476	4,049,694	—		18,688,170
Total revenue	47,220,773	8,087,708	—		55,308,481

Cost of revenue:
Cost of subscription revenue	10,775,454	662,192	—		11,437,646
Cost of professional services revenue	9,467,835	1,964,462	—		11,432,297
Total cost of revenue	20,243,289	2,626,654	—		22,869,943
Gross profit	26,977,484	5,461,054	—		32,438,538

Operating expenses:
Sales and marketing	14,680,287	1,668,839	—		16,349,126
Research and development	7,060,149	2,018,865	—		9,079,014
General and administrative	12,301,061	2,939,617	2,665,562	(c)(i)	17,906,240
Restricted stock expense	18,683,277	—	—		18,683,277
Total operating expenses	52,724,774	6,627,321	2,665,562		62,017,657
Loss from operations	(25,747,290)	(1,166,267)	(2,665,562)		(29,579,119)
Interest income	1,919	27,476	—		29,395
Interest expense	(217,440)	—	(544,922)	(g)	(762,362)
Loss before income taxes	(25,962,811)	(1,138,791)	(3,210,484)		(30,312,086)
Income tax expense	400,450	—	—		400,450
Net loss	$(26,363,261)	$(1,138,791)	$(3,210,484)		$(30,712,536)
Accretion of redeemable convertible preferred stock	(2,416,505)				(2,416,505)
Net loss attributable to common stockholders	$(28,779,766)				$(33,129,041)

Net loss per common share:
Basic and diluted	$(1.52)				$(1.75)
Weighted-average common shares outstanding:
Basic and diluted	18,962,601				18,962,601

AMBER ROAD, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
Description of transaction and basis for pro forma information
On March 2, 2015, we entered into and completed the acquisition of ecVision (International) Inc. (ecVision), a Cayman Islands company with U.S., Hong Kong and China subsidiaries. The estimated consideration transferred and estimated purchase price allocation that are set forth below are presented for pro forma information purposes only and may change when we finalize our purchase accounting adjustments related to the transaction.
The estimated consideration transferred in the ecVision acquisition is set forth below:

Cash	$27,163,290
Contingent consideration	2,251,000
Fair value of total consideration transferred	$29,414,290
The unaudited pro forma condensed combined balance sheet as of September 30, 2014 is derived from our unaudited consolidated balance sheet and the unaudited consolidated balance sheet of ecVision, in each case as of September 30, 2014.
The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013 is derived from our audited consolidated statement of operations for the year ended December 31, 2013 and the audited consolidated statement of operations of ecVision, for the fiscal year ended March 31, 2014.
The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2014 is derived from our unaudited consolidated statement of operations for the nine months ended September 30, 2014 and the unaudited consolidated statement of operations of ecVision for the nine months ended September 30, 2014.
The unaudited pro forma condensed combined financial statements presented herein are provided for informational purposes only. They do not purport to represent our consolidated financial position that would have existed or our consolidated results of operations that would have been obtained had the Acquisition been completed as of the date or for the periods presented, or of the financial position that may exist or results of operations that may be obtained in the future.
(2) Preliminary purchase price allocation
Under the purchase method of accounting, the total consideration paid in connection with the Acquisition will be allocated to the assets of ecVision that were acquired, and the liabilities of ecVision that were assumed, in each case based on the estimated fair value of ecVision’s tangible and intangible assets and liabilities as of March 2, 2015, the date on which the Acquisition was consummated. The amount equal to the total consideration paid, plus the value of liabilities assumed, less the value of tangible and intangible assets acquired, will be recorded as goodwill. Our preliminary allocation of the estimated total consideration is set forth below. These amounts are preliminary and may change in connection with the completion of a pending valuation report regarding the fair values of intangible assets and goodwill.

Assets acquired and liabilities assumed:
Cash	$1,569,867
Accounts receivable	1,890,429
Prepaid expenses and other current assets	255,975
Fixed assets	549,276
Developed technology	6,330,000
Customer relationships	2,610,000
Contract backlog	1,035,000
Trademarks	780,000
Total identifiable assets acquired excluding goodwill	15,020,547

Accrued expenses	757,426
Deferred revenue	580,000
Total liabilities assumed	1,337,426

Net identifiable assets acquired excluding goodwill	13,683,121
Goodwill	15,731,169
Net assets acquired	$29,414,290

AMBER ROAD, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Total liabilities assumed in the table above includes a reduction of deferred revenue of $1,584,859 for limitations to fair value of the historical deferred revenues of ecVision's balance sheet.
The goodwill resulting from the Acquisition is not tax-deductible.
Note 3: Pro forma adjustments
The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

(a)	To record cash consideration paid by us, net of proceeds related to the term loan (see (g)).

(b)	To record preliminary estimated goodwill arising from the Acquisition.

(c)	To record preliminary estimate of intangible assets and estimated amortization expense for the periods below:

			Amortization
		Estimated	For the	For the
	Estimated	Useful Life	Year Ended	Nine Months Ended
	Fair Value	in Years	December 31, 2013	September 30, 2014
Developed technology	$6,330,000	7	$904,286	$678,214
Customer relationships	2,610,000	8	326,250	244,688
Contract backlog	1,035,000	2	517,500	388,125
Trademarks	780,000	7	111,429	83,571
Total preliminary estimate of intangible assets acquired	$10,755,000		$1,859,465	$1,394,598

(d)	To record deferred costs incurred of $158,854 related to the term loan financing agreement we entered into.

(e)	To record accrued acquisition costs incurred of $731,483.

(f)	To record the fair value adjustment impact of $1,584,859 on deferred revenue for purchase accounting.

(g)
To record the term loan financing of $20,000,000, net of discount of $25,000. Also, to record interest of $742,969 for the year ended December 31, 2013 and $544,922 for the nine months ended September 30, 2014.

(h)
To record contingent consideration of $2,251,000, which represents the fair value of the potential payment between $3,500,000 and $5,176,000 if ecVision’s products and services revenues under GAAP grow from the period April 1, 2015 through March 31, 2016 at more than 18% but less than 20% compared to the period April 1, 2014 through March 31, 2015.

(i)
To record amortization of debt discount, deferred financing costs and acquisition compensation costs of $1,694,618 for the year ended December 31, 2013 and $1,270,964 for the nine months ended September 30, 2014.

(j)	To eliminate ecVision's historical equity and the effects of footnotes (a) through (i).